Exhibit 10.16(b)

Executed Version

AMENDMENT NO. 1 TO SECOND LIEN CREDIT AGREEMENT

AMENDMENT NO. 1 TO SECOND LIEN CREDIT AGREEMENT (this “Amendment No. 1”) dated as of November 2, 2016 among FTS HOLDING CORPORATION (f/k/a FinTech Merger Sub, Inc.), a Delaware corporation (“Borrower”), CARDCONNECT CORP. (f/k/a FinTech Acquisition Corp.), a Delaware corporation (“Holdings”), the Subsidiary Guarantors party hereto, the LENDERS (as defined below) party hereto and BARINGS FINANCE LLC (f/k/a Babson Capital Finance LLC), as Administrative Agent (the “Administrative Agent”).

WHEREAS, Holdings, Borrower, the Subsidiary Guarantors party thereto, the financial institutions from time to time party thereto as lenders (the “Lenders”) and the Administrative Agent are parties to that certain Second Lien Credit Agreement dated as of July 29, 2016 (as in effect immediately prior to the effectiveness of this Amendment No. 1, the “Existing Second Lien Credit Agreement”, and as amended by this Amendment No. 1 and as may be further amended, supplemented or otherwise modified and in effect from time to time, the “Amended Second Lien Credit Agreement”).

WHEREAS, Holdings and the Borrower each request that the Required Lenders and the Administrative Agent amend the Existing Second Lien Credit Agreement to permit a one-time repurchase of certain outstanding warrants relating to the Equity Interests of Holdings.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Amended Second Lien Credit Agreement are used herein as defined therein.

Section 2. Amendments to the Existing Second Lien Credit Agreement. From and after the Amendment No. 1 Effective Date, the Existing Second Lien Credit Agreement shall be amended as follows:

2.01. References Generally. References in the Existing Second Lien Credit Agreement (including references to the Existing Second Lien Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) and each reference to the Existing Second Lien Credit Agreement in the other Loan Documents (and indirect references such as “thereunder”, “thereby”, “therein” and “thereof”) shall be deemed to be references to the Existing Second Lien Credit Agreement as amended hereby.

2.02. Amendments.

(a) Section 1.01 of the Existing Second Lien Credit Agreement is amended by inserting the following definition in appropriate alphabetical order:

“Administrative Agent” means Barings Finance LLC (f/k/a Babson Capital Finance LLC), in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent permitted pursuant to Section 9.06.

“Amendment No. 1 Effective Date” means November 2, 2016.

(b) Section 7.06(f) of the Existing Second Lien Credit Agreement is amended by amending and restating such subsection to read as follows:

(f) so long as no Event of Default shall have occurred and be continuing or would result therefrom, Holdings may make a one-time purchase of warrants of its Equity Interests in an amount not to exceed $2,500,000, no later than 45 days after the Amendment No. 1 Effective Date.

Section 3. Representations and Warranties of the Borrowers and Holdings. The Loan Parties represent and warrant to the Administrative Agent and the Lenders that as of the Amendment No. 1 Effective Date:

3.01. each of the representations and warranties set forth in Article V of the Amended Second Lien Credit Agreement and in the other Loan Documents are true and correct in all (or in all material respects for such representations and warranties that are not by their terms already qualified as to materiality) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all respects (or in all material respects for such representations and warranties that are not by their terms already qualified as to materiality) as of such earlier date, and except that for purposes of this Section 3.01, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Amended Second Lien Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) of Section 6.01 of the Amended Second Lien Credit Agreement; and

3.02. both immediately before and after giving effect to this Amendment No. 1 and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing, or would result therefrom.

Section 4. Conditions Precedent. The amendments to the Existing Second Lien Credit Agreement set forth in Section 2 above shall become effective as of the date (the “Amendment No. 1 Effective Date”), upon which each of the following conditions precedent shall be satisfied or waived by the Administrative Agent:

4.01. Execution. The Administrative Agent shall have received counterparts of this Amendment No. 1 executed by Holdings, the Borrowers and the Required Lenders.

4.02. Amendment to First Lien Credit Agreement. The Administrative Agent shall have received an executed copy of Amendment No. 1 to the First Lien Credit Agreement dated as of the Amendment No. 1 Effective Date, in form and substance satisfactory to the Administrative Agent.

4.03. Approval of Holdings Preferred Equity. The Administrative Agent shall have received written evidence, in form and substance satisfactory to the Administrative Agent, that the holders of the Holdings Preferred Equity have approved the transactions contemplated by this Amendment No. 1 pursuant to the terms of the Holdings Preferred Equity Documents.

4.04. Costs and Expenses. Borrower shall have paid all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent to the extent invoiced in connection with this Amendment No. 1 payable pursuant to Section 10.04 of the Amended Second Lien Credit Agreement.

Section 5. Reference to and Effect Upon the Existing Second Lien Credit Agreement.

5.01. Except as specifically amended or waived above, the Existing Second Lien Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed.

5.02. The execution, delivery and effectiveness of this Amendment No. 1 shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Existing Second Lien Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Existing Second Lien Credit Agreement or any Loan Document, except as specifically set forth herein.

Section 6. Reaffirmation. Each Loan Party (a) agrees that the transactions contemplated by this Amendment No. 1 shall not limit or diminish the obligations of the Borrower or any other Grantor (as defined in the Security Agreement) under, or release such Person from any obligations under, the Credit Agreement or any other Loan Document to which it is a party, (b) confirms and reaffirms its obligations and the obligations of the other Loan Parties under the Existing Second Lien Credit Agreement and each other Loan Document to which it is a party and (c) agrees that the Existing Second Lien Credit Agreement and each other Loan Document to which it or any other Loan Party is a party remain in full force and effect and are hereby ratified and confirmed.

Section 7. Miscellaneous. Except as herein provided, the Existing Second Lien Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 is a Loan Document for all purposes of the Amended Second Lien Credit Agreement. This Amendment No. 1 may be executed in any number of counterparts, and by different parties hereto on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of a counterpart signature page by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart signature page. Section headings used in this Amendment No. 1 are for reference only and shall not affect the construction of this Amendment No. 1.

Section 8. Governing Law. This Amendment No. 1, and the rights and duties of the parties hereto, shall be construed and determined in accordance with the laws of the State of New York without regard to the conflict of law principles thereof.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

BORROWER:

FTS HOLDING CORPORATION

By:	/s/ Charles Bernicker
Name:	Charles Bernicker
Title:	Chief Financial Officer

HOLDINGS:

CARDCONNECT CORP.

By:	/s/ Jeffrey Shanahan
Name:	Jeffrey Shanahan
Title:	Chief Executive Officer

SUBSIDIARY GUARANTORS:

CARDCONNECT, LLC

By:	/s/ Jeffrey Shanahan
Name:	Jeffrey Shanahan
Title:	Chief Executive Officer

PRINCETON PAYMENT SOLUTIONS, LLC

By:	/s/ Jeffrey Shanahan
Name:	Jeffrey Shanahan
Title:	Chief Executive Officer

Signature Page to Amendment No. 1

ADMINISTRATIVE AGENT:

BARINGS FINANCE LLC, as Administrative Agent
By: Barings LLC, as Investment Manager

By:	/s/ Mark Hindson
Name:	Mark Hindson
Title:	Managing Director

LENDERS:

BARINGS FINANCE LLC, as a Lender

By:	/s/ Mark Hindson
Name:	Mark Hindson
Title:	Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as a Lender
By: Barings LLC, as Investment Adviser

By:	/s/ Mark Hindson
Name:	Mark Hindson
Title:	Managing Director

C.M. LIFE INSURANCE COMPANY, as a Lender
By: Barings LLC, as Investment Adviser

By:	/s/ Mark Hindson
Name:	Mark Hindson
Title:	Managing Director

Signature Page to Amendment No. 1